10.98

                             Energy Supply Agreement
                               Select Energy, Inc.
                       107 Selden Street, Berlin, CT 06037
                                 1-888-810-5678

Buyer:

-------------------------------------------------------------------------------------------------------------------------
Company:                  Quaker Fabric Corp. of Fall River,
                          Inc.
-------------------------------------------------------------------------------------------------------------------------
Address:                  941 Grinnell Street
-------------------------------------------------------------------------------------------------------------------------
City:                     New Bedford                         State:     MA                 Zip Code:
-------------------------------------------------------------------------------------------------------------------------
Contact Name:             Larry Liebenow                      Title:     President
-------------------------------------------------------------------------------------------------------------------------
Email Address:                                                Phone:     508-678-1951       Fax:          508-646-2274
-------------------------------------------------------------------------------------------------------------------------

Type of Supply:             Firm, Full Requirements

Term:   36 months           Estimated Start Date:  January 1, 2002 meter read   Expiration Date: December 31, 2004

Price:                      See Exhibit 1                                              Facility/LDC:    See Exhibit 4

Point(s) of Delivery:       The point(s) of interconnection between the NEPOOL Pool Transmission Facilities (PTF)
                            and the non-PTF facilities of the Transmission and Distribution Utility (LDC) that is responsible for the transmission and distribution of energy to the Buyer under the
                            LDC's applicable tariff. If a Congestion Management System (CMS) is implemented in New
                            England during the Term of this Agreement, the Point of Delivery(s) will be changed to the New England Trading Hub as designated by the Federal Energy Regulatory Commission
                            (FERC) or, if not specifically designated by FERC, substation(s) as defined by Seller located within the vicinity of the Northfield Mountain Pumped Storage Facility.

This Energy Supply Agreement ("Agreement") between Select Energy, Inc. ("Seller") and Buyer (collectively, the "Parties") consists of this Cover Sheet and the following documents, all of which are incorporated by this reference and are integral parts thereof:

Exhibit 1:         Pricing Table(s)
Exhibit 2:         Standard Terms and Conditions - Version 2001.02
Exhibit 3:         State-Specific Terms and Conditions
Exhibit 4:         List of Accounts and Switching Agreement
Exhibit 5:         Energy Disclosure Label

To the extent possible, this Agreement will be interpreted and construed consistently. In any case of inconsistency, conflict or ambiguity between or among the various components of this Agreement, the order of precedence shall be as follows: this Cover Sheet; the Pricing Table(s); the Standard Terms and Conditions; the State-Specific Terms and Conditions; and the other Exhibits (in descending order).

      The Parties, intending to be legally bound, hereby agree to the terms and conditions of this Agreement. The individual(s) signing this Agreement below are duly authorized to execute this Agreement. (Signatures are also required in Exhibit 4 regarding the switching of suppliers.)

Authorized Buyer Signature

Signature:
                 ---------------------------------------
Print Name:      Michael Costa
                 ---------------------------------------

Title:           Controller
                 ---------------------------------------

Date:            11/26/01
                 ---------------------------------------


Select Energy, Inc.

Signature:

Print Name:      Robert J. Porter
                 -------------------------------------------

Title:           Director, Sales & Marketing
                 -------------------------------------------

Date:            12-4-2001
                 -------------------------------------------


--------------------------------------------------------------------------------
                                       1

In accordance with the Massachusetts Restructuring Act (Chapter 164, Section 1.F, Subsection (8)(a)(ix)), Buyer has the right to rescind, without cost or penalty, the choice of generation supplier no later than midnight on the third day following Buyers' receipt of written confirmation of the execution of this Agreement by both Parties. To exercise such right of rescission, Buyer must notify Seller in writing, as set forth in Section 2.16 of this Agreement, of such decision before the expiration of such three (3) day period. Use this notice, by dating and signing below, to notify Seller if you wish to exercise your right to rescind.

     I WISH TO CANCEL

                          Customer:
                                     -------------------------------------------

                                     -------------------------------------------

     Authorized Customer Signature:
                                     -------------------------------------------

                              Date:
                                     -------------------------------------------


--------------------------------------------------------------------------------
                                       2

                                    Exhibit 1
                        Pricing Table - For MECO Accounts

------------------------------------------------------------------------
                                  Seller's        LDC
                                  Average      Standard    LDC Default
          Month /Year            Total Rate   Offer Rate     Service
                                   $/kWh         $/kWh        $/kWh
------------------------------------------------------------------------
          1/1/02 - 12/31/04      ----------   -----------  -----------
------------------------------------------------------------------------

------------------------------------------------------------------------
   Primary Interval metered
------------------------------------------------------------------------
         Rate G3 (B3)             $0.04588
------------------------------------------------------------------------

------------------------------------------------------------------------
  Secondary Interval metered      $0.04741
------------------------------------------------------------------------
         Rate G2 (B2)             $0.04851
------------------------------------------------------------------------
       Rate G1 (B1 & A9)          $0.05089
------------------------------------------------------------------------
        Rate S1, S2, S3           $0.04564
------------------------------------------------------------------------

1.1   The prices in this Agreement are confidential and proprietary.

1.2 The Buyer will be billed monthly based on the "Average Total Rates" shown above. These rates are inclusive of all line losses to, and are priced at, the Business Meter(s) as defined in Section 3.4 of this Agreement. Ancillary Services, as defined and required by ISO New England, Inc. ("ISO-NE") for full-requirements electric supply, are included in Seller's pricing above.

1.3 In the event that the LDC meter-reading occurs more than five (5) days after the Estimated Start Date listed in the Cover Sheet of this Agreement, Seller reserves the right, at its sole discretion, to recover any commercially reasonable costs incurred by Seller in excess of what Seller would have otherwise incurred if the final meter-reading had occurred on the Estimated Start Date. In the event that the LDC meter-reading occurs more than (5) days after the Expiration Date listed in the Cover Sheet of this Agreement, the pricing for any period after the Expiration Date will be established by Seller, based on current market conditions at that time, such that the pricing enables Seller to recover commercially reasonable costs plus an administrative fee of 10%.

1.4 The Average Total Rates shown above shall be used for estimated billing per Section 3.4 and payment for differences per Section 3.7 of this Agreement.

1.6   The pricing shown above excludes all applicable taxes.

1.7 Buyer has no minimum or maximum purchase commitments for any period of time during the term of the Agreement. However, Buyer agrees to notify Seller of any increase or decrease in current monthly aggregate electric consumption, for all accounts listed in Exhibit 4, greater than or equal to 20% more or less than the aggregate electric consumption in the comparable period of the prior year, excluding any consumption changes arising from weather conditions or due to normal operating activities of the Buyer ("Material Change"). Buyer will provide Seller with notice of Material Changes under this Agreement as follows:

      (a)    Addition/Deletion of Facilities:     30 days prior to inception of construction or closing of facility


--------------------------------------------------------------------------------
                                       3

      (b)    Other Planned Changes:               7 days prior to the inception of the planned change

      (c)    Unplanned Changes:                   Commercially reasonable notice after the Buyer becomes
                                                  aware of the unplanned change

      In the event that Buyer fails to provide notice of a Material Change on a timely basis, as provided herein, Seller is entitled to recover from Buyer any direct, commercially reasonable costs incurred by Seller, in excess of those costs that Seller would have otherwise incurred, as a result of the Material Change, commencing from the date that such notice should have been provided and ending on the date that Seller received notification or otherwise became aware of such Material Change, recognizing that such reasonable costs may include costs incurred by Seller that extend beyond the date notification is received by Seller.


--------------------------------------------------------------------------------
                                       4

                                    Exhibit 2
                 Standard Terms and Conditions - Version 2001.02

2.1 Scope of Agreement - Seller agrees to sell (directly or through the LDC, as provided in this Agreement) and deliver electricity to the Point of Delivery for Buyer's Facilities (see Exhibit 4) and Buyer agrees to purchase exclusively and cause to be received from Seller all of Buyer's electric energy requirements during the Term, in accordance with this Agreement (including, without limitation, all Exhibits hereto), which contains the entire agreement of the Parties with respect to the subject matter hereof, and supersedes any and all written and oral agreements, arrangements, understandings and representations of the Parties with respect to the supply of electricity at the Facilities.

2.2 Electric Energy Supply - Seller will be responsible for arrangements for the transmission and delivery of the electric energy to the LDC at the Point of Delivery, in compliance with ISO-NE requirements, for distribution to Buyer by the LDC under the LDC's applicable tariffs. Title to and risk of loss with respect to the electric energy will transfer from Seller to Buyer at the Point of Delivery. Seller shall not be directly or indirectly responsible for the maintenance or operation of the electric lines and systems of, or for any service interruptions, loss of service, or deterioration of electric services caused by, the LDC, NEPOOL, ISO-NE or any other provider of transmission and distribution service.

2.3 Term - The Term of this Agreement is set forth in the Cover Sheet. Energy deliveries pursuant to this Agreement will begin on the "Estimated Start Date" set forth in the Cover Sheet or as soon as necessary arrangements are made with the LDC thereafter to transfer Buyer's electric energy supply responsibilities to Seller, in accordance with applicable rules of the LDC, and will end on the meter reading date on or immediately prior to the "Expiration Date" set forth in the Cover Sheet. Buyer authorizes Seller to make all necessary arrangements with the LDC for switching service from Buyer's previous supplier to Seller.

2.4 Amendment/Changes in Requirements - This Agreement may be changed, modified or otherwise amended (in whole or in part) only by an instrument in writing signed by an authorized representative of each Party, except that (a) Seller reserves the right to modify this Agreement upon written notice to Buyer in the event of substantive changes in (i) the LDC's service furnished to, or relationship with, electricity suppliers, generators and/or marketers, (ii) in ISO-NE requirements, and/or (iii) tax laws, regulations or interpretations; and/or (b) the Parties shall negotiate in good faith any supplement needed in the reasonable opinion of either Party to address any changes that occur after the Estimated Commencement Date in laws and regulations or ISO and/or LDC requirements that, in each case, adversely affect Seller's provision of electric supply hereunder and has not resulted in an amendment pursuant to clause (a) above, provided that if the Parties cannot reach an agreement, Seller will provide Buyer with a minimum of fifteen (15) days notice regarding any changes in contract terms, and if Buyer objects thereto, Seller may terminate this Agreement, without recourse or liability whatsoever for future services.

2.5 Termination by Seller - In addition to all of its rights and remedies hereunder and at law and in equity, Seller may terminate this Agreement at any time after the occurrence of any of the following conditions, by written notice to Buyer given before Buyer cures the same:

a) Buyer fails to make any payment due hereunder within thirty (30) days after its due date;
b) Buyer misrepresents its financial condition when providing credit information or financial assurances as requested under Section 2.15.
c) Buyer breaches any of the other material terms and conditions of this Agreement and fails to cure such default within thirty (30) days from receipt of written notice from Seller (which shall be extended to sixty
      (60) days if Buyer diligently pursues any cure that cannot be reasonably effected within such 30 days); or
d) Buyer makes a general assignment for benefit of its creditors, is insolvent, has a receiver appointed because of insolvency, files bankruptcy or has a petition for involuntary bankruptcy filed against it.

Termination of this Agreement by Seller shall not relieve Buyer of its obligation to pay Seller for any service rendered prior to termination.


--------------------------------------------------------------------------------
                                       5

2.6 Termination by Buyer - Buyer has no right to terminate this Agreement prior to the expiration of the Term; provided that if Seller breaches any of the material terms and conditions of this Agreement and fails to cure such default within thirty (30) days from receipt of written notice from Buyer (which shall be extended to sixty (60) days if Seller diligently pursues any cure that cannot be reasonably effected within such 30 days), Buyer may thereafter terminate this Agreement by written notice given to Seller before Seller cures the same.

2.7 Metering and Energy Use - Unless otherwise provided in an Exhibit to this Agreement, metering of electric energy sold to Buyer shall be the responsibility of the LDC in accordance with the LDC's terms and conditions applicable to delivery of competitive electric energy supply. Buyer authorizes Seller to obtain copies of Buyer's energy usage records from, and to review them with, the LDC. Buyer agrees that it shall be the ultimate consumer of all electric energy delivered to it and such electricity shall be consumed at Buyer's Facilities.

2.8 Taxes - Buyer shall be responsible for all applicable taxes (excluding income taxes imposed on Seller) and royalties associated with sales under, and/or performance of, this Agreement. Seller or LDC (whichever is billing Buyer for energy purchased under this Agreement) shall include on the Buyer's bill and remit to the appropriate authority all sales or other applicable taxes imposed with respect to the sale or consumption of electricity hereunder. Buyer shall be responsible for identifying and requesting any exemption from the collection of any tax by providing appropriate documentation to the LDC and Seller. Buyer's obligations with respect to taxes shall survive the termination or expiration of this Agreement.

2.9 Force Majeure - Force Majeure means an event, other than an inability to pay, which is not within the reasonable control of the Party claiming Force Majeure and which cannot be avoided by the exercise of reasonable diligence, including but not limited to natural catastrophe, flood, explosion, fire, riots or civil disturbance, sabotage, strikes or other labor difficulties, act of public enemy, rules or actions of ISO-NE or the LDC, or changes in applicable laws, regulations or government orders that materially interfere with the Party's ability to perform its obligations contemplated by this Agreement. A Force Majeure or similar event suffered by ISO-NE, the LDC, or Seller's supplier shall constitute a Force Majeure hereunder. Upon delivery of a reasonably specific notice of a Force Majeure to the other Party, the obligations of the Party giving such notice shall be suspended. The cause of the Force Majeure will be remedied with all reasonable diligence; however, neither Party shall be required to settle a strike or labor difficulty when it is inadvisable to do so in such Party's sole discretion.

2.10 Confidentiality - Buyer shall maintain the strict confidentiality of all of the terms and provisions of this Agreement, including, without limitation, the pricing structure, and any information furnished by Seller to Buyer hereunder that has been marked confidential or has been afforded similar proprietary treatment. Buyer shall not disclose such information except: (a) to its agents and employees to the extent necessary for the administration of this Agreement;
(b) in connection with any enforcement action or proceeding relating to this Agreement; and (c) as may be required by law or judicial order or decree or as requested by a governmental authority, in which case Buyer shall promptly notify Seller of any request for such disclosure and cooperate with Seller to minimize such disclosure. Seller shall be entitled to injunctive relief to enforce the foregoing provisions, in addition to all other rights and remedies at law and in equity.

2.11 Publicity - Seller is authorized to create and distribute appropriate marketing materials communicating its overall business association with Buyer; provided that Seller will not publicize Buyer-specific consumption information without Buyer's consent. Examples of permissible publicity include brochures, case studies, press releases to trade publications, and/or other sales literature. Buyer will not unreasonably withhold approval for Seller to use the necessary photographs (e.g., of Buyer facilities), contact person's name and telephone number, and brief description(s) of Seller's work for inclusion in these marketing materials.

2.12 Severability; Waiver - If any provision or portion of this Agreement is determined to be illegal or unenforceable by a court or any regulatory agency with competent jurisdiction, the remainder of this Agreement


--------------------------------------------------------------------------------
                                       6
shall remain in full force and effect and shall not be rendered illegal, unenforceable or otherwise affected by such disposition; provided, however, that if the invalidity, illegality or inability to enforce any such provision results in a material alteration of the terms of this Agreement, the remaining provisions of this Agreement shall be adjusted equitably so that no Party benefits disproportionately. Either Party's failure to insist upon strict performance of any provision herein shall not constitute a waiver of, or estoppel against asserting, the right to require such performance in the future.

2.13 Successors and Assigns - This Agreement is binding on the successors and permitted assigns of the respective Parties. Neither Party may directly or indirectly assign, transfer, or otherwise convey any of its rights or obligations under this Agreement, including, without limitation, through a change in control of equity ownership, merger, consolidation, or the sale of all or substantially all of the assets of a Party, in each case without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed (it being understood that Seller may withhold its consent for failure by Buyer's proposed transferee to satisfy the credit review set forth in Section 2.15). Notwithstanding the foregoing, Seller may assign this Agreement to any affiliate of Seller whose financial condition as of the date of the transfer equals or exceeds the financial condition of Seller immediately prior to assignment (as determined in accordance with generally accepted accounting principles consistently applied) without the consent of the Buyer and without recourse to Seller. Any consent granted by Seller shall not relieve Buyer of its obligations with respect to services rendered hereunder prior to such transfer. Any transfer or assignment in violation of the foregoing shall be null and void.

2.14 Limitation of Liability - Recognizing that electricity provided hereunder shall be ultimately delivered by the LDC, Seller shall not be liable for any damage to Buyer's equipment or facilities, or any economic losses, resulting directly or indirectly from any service interruption, power outage, voltage or amperage fluctuations, discontinuance of service, reversal of service, irregular service or similar problems beyond Seller's immediate control. Moreover, the occurrence of any of the foregoing shall not constitute a default by Seller under this Agreement. SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (INCLUDING WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO THE PROVISION OF SERVICES AND ELECTRIC ENERGY HEREUNDER. Neither Party shall be responsible for any incidental, indirect, consequential, special, punitive, or exemplary damages of any kind.

2.15 Buyer Credit Checks - This Agreement is subject to Seller's approval of Buyer's credit worthiness. At any time, Seller may require the Buyer to provide credit information sufficient for Seller to make reasonable inquiry into Buyer's creditworthiness. Upon failure to provide such information or assurance, Seller has the right to deny the commencement of service to the Buyer or to terminate this Agreement. If a Buyer deposit or other form of credit assurance is required to obtain Seller credit approval, such credit assurance must be made available to the Seller in the normal course of its business and will be returned to Buyer after the expiration of this Agreement, subject to any withdrawals or other offsets for non-performance of Buyer's obligations hereunder. If the form of credit assurance is a deposit, subject to Seller's rights set forth herein, it shall be returned to the Buyer, together with interest at a rate per annum equal to the prevailing interest rate for 3-month U.S. Treasury Bills during the time Seller held such deposit.

2.16 Notices - Any notice or other communication between the Parties shall be in writing and shall be (a) delivered in person, (b) sent by facsimile (with a confirmation immediately sent by priority delivery with an nationally recognized overnight courier), or (c) sent by an nationally recognized courier service (with shipping costs prepaid for priority delivery and return receipt requested), in each case at the address specified by such Party from time to time. All such communications shall be deemed to have been received on the first to occur of (i) the date actually delivered in person to such address, (ii) the date sent by facsimile if confirmation of receipt thereof is received by the sending person, or (iii) two (2) business days after delivery to such courier.

2.17 Miscellaneous - This Agreement shall not benefit any third party and may only be enforced by the Parties, or any permitted assignee. This Agreement (or any portion hereof) may be executed in two or more counterparts, each


--------------------------------------------------------------------------------
                                       7
of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures. Each Party shall execute and deliver such other documents and instruments, provide such materials and information, and take such other actions as may reasonably be necessary, proper or advisable, to the extent permitted by applicable law, to fulfill the purposes and intent of this Agreement. The terms "hereunder", "hereof" or any other similar variant refer to this Agreement in its entirety.


--------------------------------------------------------------------------------
                                       8

                                    Exhibit 3
                       State-Specific Terms and Conditions

3.1 Governing Law - The interpretation and performance of this Agreement shall be in accordance with, and controlled by, the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of law.

3.2 Regional and Local Transmission - The prices set forth in this Agreement are exclusive of charges for regional or local transmission or distribution costs that may be imposed by ISO-NE or individual electric utilities such as the LDC. These costs are the responsibility of the Buyer, and may be collected from the Buyer by ISO-NE or by the LDC. If these costs are imposed on Seller, Seller will invoice Buyer for these costs without mark-up, and Buyer shall reimburse Seller in accordance with the billing and payment terms herein.

3.3 Transmission Losses and Transmission Congestion Costs - The prices set forth in this Agreement include losses associated with Seller's delivery of the energy on the PTF and on the transmission and distribution system of the LDC. Until the implementation of a CMS in New England, Seller shall be responsible for Transmission Congestion Costs related to this Agreement that are imposed directly on Seller by ISO-NE. Seller shall not be responsible for, and shall be held harmless against, Transmission Congestion Costs related to this Agreement that are imposed on the LDC. If a CMS is implemented in New England, Buyer will be responsible for any price differential associated with any change in the Delivery Point.

3.4 Billing, Payment - Unless otherwise specified in an Exhibit to this Agreement, all billing under this Agreement shall be based on the meter readings generated by meters of the LDC at the Facilities ("Business Meter(s)"). Invoices will be rendered monthly. Seller reserves the right, at its sole discretion, to change the format and type of information provided in the invoice. Payment shall be made within thirty (30) days after the date of issuance of the invoice. Buyer shall pay a late charge of 1.5% of the delinquent amount per month (or portion thereof), or the maximum rate allowed by state law if that rate is less, for payments received after the due date. Buyer shall pay all of Seller's reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) in any collection or attempted collection of delinquent payments and any fees assessed for returned checks. Billing may take place through the LDC at Seller's option. The basis of all charges is the "Billing Period", defined as the time period between two consecutive regular monthly meter readings or estimates of such monthly meter readings. In the event that necessary billing data (actual metered usage for billing determinants identified in Exhibit 1) is not received from the LDC in time to prepare Buyer's monthly bill, Seller reserves the right to issue a bill based on an estimate of Buyer's total kWh usage for that billing period, using consumption for the previous month and the "Average Total Rate" identified in Exhibit 1 of this Agreement. Any over-charge or under-charge resulting from such estimate will be accounted for in the next billing period for which actual meter data is available. If, after Seller has rendered a monthly bill or after the Term has expired, NEPOOL, ISO-NE, and/or the LDC impose any costs on Seller for which Buyer is responsible hereunder, Seller may separately invoice Buyer for such additional costs at any time.

3.5 EDI/EFT - Seller will provide Electronic Data Interchange (EDI) and Electronic Funds Transfer (EFT) services available from the LDC, provided the LDC and Seller can mutually access a common Value Added Network (VAN) or its equivalent. The transaction types, and information provided, will be limited to those mutually agreed to by the LDC and Seller. Charges for such service will vary based on fees imposed by the LDC, the network providers and other service providers, and Buyer shall be liable for any of those charges imposed on Seller.

3.6 Required Notices - If Buyer is currently receiving Standard Offer Generation Service ("Standard Offer") from the LDC, once Buyer receives generation service from Seller, Buyer will no longer be eligible to return to Standard Offer, unless Buyer qualifies as a low-income customer or is part of a public municipal aggregation plan. Default Generation Service ("Default Service") is power supply provided by the LDC to customers that are not receiving electricity either through Standard Offer or a competitive power supplier. In accordance with the


--------------------------------------------------------------------------------
                                       9

Massachusetts Department of Telecommunications and Energy (DTE) regulations, Seller's Energy Disclosure Label is provided in Exhibit 5. Seller will provide an updated label, on a quarterly basis, to reflect certain characteristics of Seller's electric generation supply (e.g., power sources, air emissions). Seller's DTE license number is CS-011. Seller represents and warrants that it has all of the licenses and regulatory approvals needed to perform its obligations under this Agreement.


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                                       10

                                    Exhibit 4
               List of Accounts - Switching and Billing Agreement

Buyer's facilities, as set forth in the table below ("Facilities"), are included in this Agreement. This information will determine which accounts are enrolled for service by Seller and how those accounts are billed. Multiple copies of this Exhibit are required for multiple LDCs and/or multiple billing addresses.

Name of LDC:   Massachusetts Electric Company

------------------------------------------------------------------------------------------------------------------------------
         LDC(1)           Enrollment
         Account #  &     Validation      Service Location Name          Service Address:
         Meter # if       Element(s)(2)   (e.g. 110 Main Street)         City, State, Zip
         available                                                                                      Sales   GET/     LDC
                                                                                                        Tax(3)  GRT(3)   Rate
                                                                                                        Exempt  Exempt   Class
                                                                                                        (Y/N)   (Y/N)
------------------------------------------------------------------------------------------------------------------------------
   1     262243951001                     387 Quarry Street              387 Quarry Street                               G3
         INTERVAL                                                        Fall River,  MA 02721          Y
------------------------------------------------------------------------------------------------------------------------------
   2     262241683001                     1450 Brayton Avenue            1450 Brayton Avenue                             G3
         INTERVAL                                                        Fall River, MA 02720           Y
------------------------------------------------------------------------------------------------------------------------------
   3     26236-93970-00                   Plant A3                       Off Brayton Avenue                              G3
         Meter #                          Off Brayton Avenue             Fall River, MA 02721           Y
         02931778
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
   4     26236-93968-00                   Plant A6                       941 Grinnell Street                             G3
         Meter #                          941 Grinnell Street            Fall River, MA 02721           Y
         02931770
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
   5     26236-93967-00                   Plant A6                       941 Grinnell Street                             G3
         Meter #                          941 Grinnell Street            Fall River, MA 02721           Y
         02931771
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
   6     26288-00500-01                   4 Brayton Avenue (P41)         4 Brayton Avenue (P41)                          G3
         Meter #                                                         Fall River, MA 02721           Y
         33333383
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
   7     26236-93965-00                   Plant B                        20 Jefferson Street                             G3
         Meter #                          20 Jefferson Street            Fall River, MA 02721           Y
         02929452
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
         26200-84490-05                   Plant A/B                      Brayton Avenue                                  S1
         Meter #                          Brayton Avenue                 Fall River, MA 02721           N
         999999999
------------------------------------------------------------------------------------------------------------------------------
   9     26236-95040-00                   Warehouse                      Brayton Avenue                                  G3
         Meter #                          Brayton Avenue                 Fall River, MA 02721           Y
         02935616
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
  10     26200-82040-05                   Plant C                        1082 Davol Street                               S1
         Meter #                          1082 Davol Street              Fall River, MA 02721           N
         999999999
------------------------------------------------------------------------------------------------------------------------------

----------

(1) In most states, all meters associated with a LDC account number are enrolled along with the account for service and billing purposes. If this is not your intention, or if you have questions about whether your state supports the enrollment of specific meters, call our Customer Information Center (CIC) at 888-810-5678.

(2) Validation elements are required by state regulations to ensure accurate switching of customers. They are printed on your LDC bill. If you have any question, simply attach a copy of your latest LDC bill.

(3) Sales Tax exemption certificates must be provided or taxes will be billed to the account. For Gross Earnings or Gross Revenue Tax exemption, please provide your SIC code in the Billing Information section.


--------------------------------------------------------------------------------
                                       11

                                    Exhibit 4
               List of Accounts - Switching and Billing Agreement

Buyer's facilities, as set forth in the table below ("Facilities"), are included in this Agreement. This information will determine which accounts are enrolled for service by Seller and how those accounts are billed. Multiple copies of this Exhibit are required for multiple LDCs and/or multiple billing addresses.

Name of LDC:   Massachusetts Electric Company

--------------------------------------------------------------------------------------------------------------------------------

         LDC(4)           Enrollment
         Account #  &     Validation      Service Location Name          Service Address:
         Meter # if       Element(s)(5)   (e.g. 110 Main Street)         City, State, Zip
         available                                                                                      Sales   GET/
                                                                                                        Tax (6) GRT(3)   LDC
                                                                                                        Exempt  Exempt   Rate
                                                                                                        (Y/N)   (Y/N)    Class
------------------------------------------------------------------------------------------------------------------------------
  11     26228-43040-00                   Plant C                        1082 Davol Street                               G3
         Meter #                          1082 Davol Street              Fall River, MA 02721           Y
         02931704
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
  12     26200-80560-05                   Plant D                        749 Quequechan Street                           S1
         Meter #                          749 Quequechan Street          Fall River, MA 02721           N
         999999999
------------------------------------------------------------------------------------------------------------------------------
  13     26224-34610-00                   Plant D                        749 Quequechan Street                           G3
         Meter #                          749 Quequechan Street          Fall River, MA 02721           Y
         029831785
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
  14     26224-34590-00                   Plant D                        749 Quequechan Street                           G3
         Meter #                          749 Quequechan Street          Fall River, MA 02721           Y
         02931685
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
  15     26224-02790-00                   Plant E                        54 Graham Road                                  G2
         Meter #                          54 Graham Road                 Fall River, MA 02720           Y
         02931637
         NON-INTERVAL
------------------------------------------------------------------------------------------------------------------------------
  16     26224-02810-00                   Plant E                        54 Graham Road                                  G3
         Meter #                          54 Graham Road                 Fall River, MA 02720           Y
         02931740
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
  17     26200-80400-05                   Plant E                        54 Graham Road                                  S1
         Meter #                          54 Graham Road                 Fall River, MA 02720           N
         999999999
------------------------------------------------------------------------------------------------------------------------------
  18     26800-80350-05                   Plant I                        3129 County Street                              S1
         Meter #                          3129 County Street             Somerset, MA 02726             N
         999999999
------------------------------------------------------------------------------------------------------------------------------
  19     26813-35800-00                   Plant I                        3129 County Street                              G3
         Meter #                          3129 County Street             Somerset, MA 02726             Y
         02931616
------------------------------------------------------------------------------------------------------------------------------
  20     26200-84400-05                   Plant J                        81 Ferry Street                                 S1
         Meter #                          81 Ferry Street                Fall River, MA 02721           N
         999999999
------------------------------------------------------------------------------------------------------------------------------

----------

(4) In most states, all meters associated with a LDC account number are enrolled along with the account for service and billing purposes. If this is not your intention, or if you have questions about whether your state supports the enrollment of specific meters, call our Customer Information Center (CIC) at 888-810-5678.

(5) Validation elements are required by state regulations to ensure accurate switching of customers. They are printed on your LDC bill. If you have any question, simply attach a copy of your latest LDC bill.

(6) Sales Tax exemption certificates must be provided or taxes will be billed to the account. For Gross Earnings or Gross Revenue Tax exemption, please provide your SIC code in the Billing Information section.


--------------------------------------------------------------------------------
                                       12

                                    Exhibit 4
               List of Accounts - Switching and Billing Agreement

Buyer's facilities, as set forth in the table below ("Facilities"), are included in this Agreement. This information will determine which accounts are enrolled for service by Seller and how those accounts are billed. Multiple copies of this Exhibit are required for multiple LDCs and/or multiple billing addresses.

Name of LDC:   Massachusetts Electric Company

--------------------------------------------------------------------------------------------------------------------------------
         LDC(7)           Enrollment
         Account #  &     Validation      Service Location Name        Service Address:
         Meter # if       Element(s)(8)   (e.g. 110 Main Street)       City, State, Zip
         available                                                                                      Sales   GET/
                                                                                                        Tax (6) GRT(3)   LDC
                                                                                                        Exempt  Exempt   Rate
                                                                                                        (Y/N)   (Y/N)    Class
------------------------------------------------------------------------------------------------------------------------------
  21     26236-90485-00                   Plant J                      81 Ferry Street                                   G3
         Meter #                          81 Ferry Street              Fall River, MA 02721             Y
         02930584
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
  22     26218-27632-00                   994 Jefferson Street         994 Jefferson Street                              G3
         Meter#                                                        Fall River, MA 02721             Y
         02990214
         INTERVAL
------------------------------------------------------------------------------------------------------------------------------
  23     26218-27600-26                   Plant L                      994 Jefferson Street                              G1
         Meter #                          949 Jefferson Street         Fall River, MA 02721             Y
         073151494
------------------------------------------------------------------------------------------------------------------------------
  24     [REMOVED]
------------------------------------------------------------------------------------------------------------------------------
  25
------------------------------------------------------------------------------------------------------------------------------
  26
------------------------------------------------------------------------------------------------------------------------------
  27
------------------------------------------------------------------------------------------------------------------------------
  28
------------------------------------------------------------------------------------------------------------------------------
  29
------------------------------------------------------------------------------------------------------------------------------
  30
------------------------------------------------------------------------------------------------------------------------------

----------

(7) In most states, all meters associated with a LDC account number are enrolled along with the account for service and billing purposes. If this is not your intention, or if you have questions about whether your state supports the enrollment of specific meters, call our Customer Information Center (CIC) at 888-810-5678.

(8) Validation elements are required by state regulations to ensure accurate switching of customers. They are printed on your LDC bill. If you have any question, simply attach a copy of your latest LDC bill.

(9) Sales Tax exemption certificates must be provided or taxes will be billed to the account. For Gross Earnings or Gross Revenue Tax exemption, please provide your SIC code in the Billing Information section.


--------------------------------------------------------------------------------
                                       13

Billing Information:

Accounts will be billed monthly, and each account will receive an individual bill. All of the bills will be sent to the following address. If you would like some of the bills sent to another address, then please indicate which bills should be sent to what addresses using copies of this Appendix.

Billing Contact:         Michael Costa                              Title: Controller
                         ---------------------------------------           -------------------------------
Billing Address:
                         ----------------------------------------------

                         ----------------------------------------------

                         ----------------------------------------------

Billing Phone:           508-678-1951                             Fax:
                         ---------------------------------------           -------------------------------
         Email:
                         ---------------------------------------

SIC Code:                                           (for Gross Earnings Tax Exemption use only)
                         --------------------------

Authorization:

The undersigned Buyer hereby authorizes Select Energy, Inc. (Seller) to notify its LDC that Buyer has signed an agreement for the account(s) listed above to receive electric service from Seller and to switch them to service by the Seller. Pursuant to Buyer's agreement with Seller, Seller may from time to time determine the date when these accounts will no longer be receiving service from the LDC or any other provider and/or the date(s) on which Buyer may be placed on the LDC's tariff service. The Buyer also agrees that the accounts will be billed as described above.

Authorized Buyer Signature

Signature:
                    -----------------------------------------
Print Name:         Michael Costa
                    -----------------------------------------
Title:              Controller
                    -----------------------------------------

Date:               11/26/01
                    -----------------------------------------


Select Energy, Inc.

Signature:
                  -------------------------------------
Print Name:       Robert J. Porter
                  -------------------------------------
Title:            Director, Sales & Marketing
                  -------------------------------------

Date:             12-4-2001
                  -------------------------------------


--------------------------------------------------------------------------------
                                       14

                                    Exhibit 5
                             Energy Disclosure Label

See attached document titled "Important Notice".


--------------------------------------------------------------------------------
                                       15